UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PARLUX FRAGRANCES, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The attached Election Form and Letter of Transmittal and Question and Answers Letter were mailed to Parlux Fragrances, Inc.’s (“Parlux” or the “Company”) stockholders on or about March 15, 2012, in connection with the ongoing solicitation for the Company’s Special Meeting of Stockholders scheduled for April 17, 2012 to consider and vote upon the proposed merger between the Company and a subsidiary of Perfumania Holdings, Inc.

Additional Information

This may be deemed to be solicitation material in respect of the Company’s Special Meeting of Stockholders scheduled for April 17, 2012. On March 6, 2012, the Company filed a definitive joint proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) which was mailed on or about March 8, 2012 to the Company’s stockholders of record as of March 1, 2012. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING, THE DEFINITIVE JOINT PROXY STATEMENT ON SCHEDULE 14A FILED BY THE COMPANY ON MARCH 6, 2012, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and security holders are able to obtain a copy of the definitive joint proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s stockholders are also able to obtain, without charge, a copy of the definitive joint proxy statement and other relevant documents by directing a request by mail or telephone to Corporate Secretary, Parlux Fragrances, Inc. 5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309, or from the Company’s website, www.parlux.com or by contacting Georgeson Shareholder Communications Corporation, at (212) 440-9879.

The Company and its directors and executive officers and certain other members of its management and employees may be deemed to participate in the solicitation of proxies in respect of the proposals. Additional information regarding the interests of such potential participants is included in the proxy statement.

ELECTION FORM AND LETTER OF TRANSMITTAL

To accompany certificates representing shares of Common Stock, par value $0.01 per share, of

PARLUX FRAGRANCES, INC.

If your PARLUX FRAGRANCES, INC. stock certificate(s) has been lost, stolen, misplaced or mutilated, please contact Broadridge Corporate Issuer Solutions (the “Exchange Agent” or “Broadridge”). See Instruction 3.

PLEASE RETURN IN THE ACCOMPANYING ENVELOPE OR SEND BY OVERNIGHT DELIVERY

Method of delivery of the stock certificate(s) is at the option and risk of the owner thereof. See Instruction 5. Mail or send by overnight delivery service this Election Form and Letter of Transmittal, together with the certificate(s) described below representing your shares, to the Exchange Agent:

If delivering by mail or courier:	By facsimile transmission:
Broadridge Corporate Issuer Solutions, Inc.	For Eligible Institutions Only:
Attn: Reorg Department	(201) 239-4713
1981 Marcus Ave-Suite 100
Lake Success, NY 11042

For further information, call Broadridge at (800) 733-1121.

Under the terms of the December 23, 2011 Agreement and Plan of Merger (the “Merger Agreement”) between Parlux Fragrances, Inc. (“Parlux”) and Perfumania Holdings, Inc. (“Perfumania”), each Parlux stockholder has the opportunity to elect to receive, as merger consideration for each share of Parlux common stock that he, she or it owns, either (i) 0.533333 shares of Perfumania common stock (the “Stock Election”) or (ii) $4.00 in cash and 0.20 shares of Perfumania common stock (the “Mixed Election”), which amounts are subject to certain limits, proration and adjustment as set forth in the Merger Agreement. For a full discussion of the merger, the possible adjustments to the merger consideration and the effect of this election, see the Joint Proxy Statement/Prospectus dated March 6, 2012 (the “Proxy Statement”), a copy of which has been mailed to you.

The Election Form and Letter of Transmittal, together with either your (1) stock certificate(s) or confirmation of book-entry transfer, as applicable, or (2) Notice of Guaranteed Delivery, must be RECEIVED by the Exchange Agent no later than the election deadline, which is currently expected to be 5:00 p.m., Eastern Time, on April 16, 2012 (or such other later date as Parlux and Perfumania shall agree) (the “Election Deadline”). However, you are encouraged to return your Election Form and Letter of Transmittal sooner. You may also obtain up-to-date information regarding the Election Deadline by calling Broadridge.

DESCRIPTION OF SHARES OF PARLUX COMMON STOCK SURRENDERED

Name(s) and Address of Registered Holder(s) (Please correct details if incorrect or fill in, if blank) (Please ensure name(s) appear(s) exactly as on Certificate(s)	Certificate No(s).	Number of Shares

TOTAL SHARES

This election governs the merger consideration that you, as a stockholder of Parlux, will receive if the merger is consummated. This election may also affect the tax consequences of the merger to you.

A copy of the Proxy Statement has been mailed to you. You may also view the Proxy Statement online at http://www.parlux.com/corporate/index.html. Upon your request, Parlux will provide to you copies of any documents incorporated by reference into the Proxy Statement, including any documents that either Parlux or Perfumania has filed with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, since the date of the Proxy Statement. Please see the section entitled “Where You Can Find More Information” in the Proxy Statement for more information on how you can request these documents. Parlux stockholders requesting documents should do so by April 10, 2012 to receive them before the election deadline of April 16, 2012.

Check the box below to make an election to receive (1) a Stock Election or (2) a Mixed Election.

ELECTION
I hereby elect to receive the following as consideration for my shares of Parlux common stock:
☐ STOCK ELECTION Number of Parlux shares to be exchanged for shares of Perfumania common stock: ☐ MIXED ELECTION Number of Parlux shares to be exchanged for cash and shares of Perfumania common stock:

You will be deemed to have made a MIXED ELECTION if:

A.	You do not make a valid election following the instructions to the “Election Form and Letter of Transmittal;” or

B.	A completed “Election Form and Letter of Transmittal,” together with either your (1) Parlux stock certificate(s) or confirmation of book-entry transfer, as applicable, or (2) Notice of Guaranteed Delivery, is not actually received by the Exchange Agent by the Election Deadline of April 16, 2012.

FOR A DETAILED DESCRIPTION OF THE RESPECTIVE ELECTIONS, PLEASE REVIEW (i) THE PROXY STATEMENT, (ii) THE MERGER AGREEMENT AND (iii) THE ACCOMPANYING INSTRUCTIONS. THE ELECTION IS EXPRESSLY SUBJECT TO THE TERMS OF THE PROXY STATEMENT, MERGER AGREEMENT AND THE ACCOMPANYING INSTRUCTIONS.

To be effective, this Election Form and Letter of Transmittal must be properly completed, signed and delivered to the Exchange Agent, together with either the (1) certificates representing your Parlux shares or confirmation of book-entry transfer, as applicable, or (2) Notice of Guaranteed Delivery, and any required accompanying evidence of authority at the address above prior to the Election Deadline. Do not send this document or your Parlux stock certificate(s) directly to Parlux or Perfumania.

Please note that regardless of whether you select a Stock Election or a Mixed Election, all shares of Perfumania common stock issued in accordance with the Merger Agreement will be issued in non-certificated book entry form. You will receive a Direct Registration System® (DRS) distribution statement that indicates how many shares of Perfumania common stock you own. You will not receive a physical stock certificate.

The undersigned represent(s) that I (we) have full authority to surrender the certificate(s) described above for exchange without restriction. Please issue the shares of Perfumania common stock to be issued, and/or the check for the cash payable, in the merger to the undersigned in the name shown above and to the above address, unless special instructions are given in the boxes below.

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

Complete ONLY if the shares of Perfumania common stock and check are to be issued in a name which differs from the name on the surrendered certificate(s). Issue to:	Complete ONLY if the DRS statement and check are to be mailed to some address other than the address reflected above. Mail to:

Name(s):	Name(s):

Address:	Address:

(See Instruction 7)	(See Instruction 8)

REGISTERED HOLDER(S) MUST SIGN IN THE BOX BELOW

SIGNATURE(S) REQUIRED Signature of Registered Holder(s) or Agent	SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 7.

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 6 and 7.	Unless the shares were tendered by the registered holder(s) of the common stock, or for the account of a member of a “Signature Guarantee Program”, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program (an “Eligible Institution”), your signature(s) must be guaranteed by an Eligible Institution.

Registered Holder	Authorized Signature

Title, if any	Name of Firm

Important: Area Code/Phone No.	Address of Firm—Please Print

Also: Sign and provide your tax ID number on the Substitute Form W-9 provided herein or complete the appropriate Internal Revenue Service (“IRS”) Form W-8, as applicable.

INSTRUCTIONS

(Please read carefully the instructions below)

1. Election Deadline: For any election contained herein to be considered, this Election Form and Letter of Transmittal, properly completed and signed, together with either the related (1) Parlux common stock certificates, or confirmation of book-entry transfer, as applicable, or (2) Notice of Guaranteed Delivery, must be received by Broadridge at the address set forth on the front of this Election Form and Letter of Transmittal no later than 5:00 P.M., Eastern Time, on April 16, 2012 (or such other later date as Parlux and Perfumania shall agree) (the “Election Deadline”).

In any event, you are encouraged to return your Election Form and Letter of Transmittal sooner. You may also obtain up-to-date information regarding the Election Deadline by calling Broadridge at (800) 733-1121.

The Exchange Agent, in its sole discretion, will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed.

2. Revocation or Change of Election Form: Any Election Form and Letter of Transmittal may be revoked or changed by written notice from the person submitting such form to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent prior to the Election Deadline. The Exchange Agent will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

3. Surrender of Certificate(s), Lost Certificate(s): For any election contained herein to be effective, this Election Form and Letter of Transmittal must be accompanied by the certificate(s) evidencing your shares or confirmation of book-entry transfer, as applicable, and any required accompanying evidence of authority. If your certificate(s) has been lost, stolen, misplaced or destroyed, please contact Broadridge at (800) 733-1121.

4. Termination of Merger Agreement: If the Merger Agreement is terminated, the Exchange Agent will promptly return stock certificates representing shares of Parlux common stock via registered mail or through a book-entry transfer for shares held in street name. The Exchange Agent and Parlux will use their commercially reasonable efforts to facilitate return of Parlux stock certificates if the Merger Agreement is terminated, but return of certificates other than by registered mail will only be made at the expense, written direction and risk of the requesting Parlux stockholder, accompanied by a pre-paid, pre-addressed return courier envelope sent to the Exchange Agent.

5. Method of Delivery: Your Election Form and Letter of Transmittal, together with your stock certificate(s) or confirmation of book-entry transfer, as applicable, must be sent or delivered to the Exchange Agent. Do not send them to Parlux or Perfumania. The method of delivery (mail, overnight delivery service) of stock certificates to be surrendered to the Exchange Agent at the address set forth on the front of the Election Form and Letter of Transmittal is at the option and risk of the surrendering stockholder. Delivery will be deemed effective only when received. If the stock certificate(s) are sent by mail, registered mail with return receipt requested and properly insured is suggested. A return envelope is enclosed.

6. New Shares/Check Issued In the Same Name: If the shares of Perfumania common stock to be issued, and/or the check for the cash payable, to the undersigned in the merger, as applicable, are to be issued in the same name as the surrendered stock certificate(s), the Election Form and Letter of Transmittal must be completed and signed exactly as the surrendered certificate is registered in Parlux’s transfer records. Do not sign the certificate(s) surrendered herewith if (1) such certificate(s) are submitted by the registered owner of the shares represented by such certificate(s) who has not completed the section entitled “Special Issuance/Payment Instructions” or (2) such certificate(s) are submitted for the account of an Eligible Institution (as defined below). If any of the shares surrendered hereby are owned by two or more joint owners, all such owners must sign the Election Form and Letter of Transmittal exactly as written on the face of the certificate(s). If any shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations. Election forms and Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such on the applicable registration must be accompanied by proper evidence of the signing person’s authority to act.

7. Special Issuance/Payment Instructions: If checks and shares of Perfumania common stock are to be made payable to or registered in other than the name(s) that appear(s) on the surrendered certificate(s), indicate the name(s) and address in this box. The stockholder(s) named will be considered the record owner(s) and must complete the section entitled “Signatures Required” and the Substitute Form W-9. If the section entitled “Special Issuance/ Payment Instructions” is completed, then signatures on this Election Form and Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents’ Medallion Program (each, an “Eligible Institution”). If the surrendered stock certificates are registered in the name of a person other than the person signing this Election Form and Letter of Transmittal, or if issuance is to be made to a person other than the person signing this Election Form and Letter of Transmittal or if the issuance is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as described above.

8. Special Delivery Instructions: If checks and DRS Statement are to be delivered to other than the name(s) that appear on the surrendered certificate(s) or to the registered holders of the existing certificates at an address other than that appearing on the Election Form and Letter of Transmittal, indicate the name(s) and address in this box.

9. Substitute Form W-9: Under the Federal income tax law, a non-exempt stockholder is required to provide the Exchange Agent with such stockholder’s correct Taxpayer Identification Number (“TIN”) (Social Security Number for individuals) on the enclosed Substitute Form W-9. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering stockholder to 28% federal income tax withholding on the payment of any cash. The surrendering stockholder must check the box in Part III if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 28% on all payments to such surrendering stockholders of any cash consideration due for their former shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details of what TIN to give the Exchange Agent. Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt stockholder should indicate their exempt status on Substitute Form W-9. See the enclosed Substitute Form W-9 guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from U.S. federal withholding tax and backup withholding, such person must submit an appropriate IRS Form W-8 signed under penalties of perjury attesting to such exempt status. Such form can be obtained from the Exchange Agent.

TO STOCKHOLDERS OF PARLUX FRAGRANCES, INC.

ELECTION AND TRANSMITTAL INFORMATION

This booklet answers questions stockholders of Parlux Fragrances, Inc. (“Parlux”) may have about the process of electing merger consideration, briefly describes your options, and provides information on how to make your election and submit your Parlux stock certificates. We urge you to review the instructions to the enclosed Election Form and Letter of Transmittal, the Frequently Asked Questions below, and the Proxy Statement/Prospectus dated March 6, 2012 that you recently received by mail. After reviewing these materials, please complete the Election Form and Letter of Transmittal and send it in the enclosed envelope to the exchange agent for the merger, Broadridge Corporate Issuer Solutions (the “Exchange Agent” or “Broadridge”). If you have additional questions after reading these materials, you should contact Broadridge at (800) 733-1121.

The deadline for receipt of your Election Form and Letter of Transmittal is 5:00 P.M., Eastern Time, on April 16, 2012. You are encouraged to return your Election Form and Letter of Transmittal as promptly as practicable.

FREQUENTLY ASKED QUESTIONS

1.	Why have I been sent an Election Form and Letter of Transmittal?

Perfumania Holdings, Inc. (“Perfumania”) and Parlux are parties to a December 23, 2011 Agreement and Plan of Merger (the “Merger Agreement”), which provides for the merger of Parlux into a subsidiary of Perfumania. If the merger is completed, in exchange for your shares of Parlux common stock, you, as a Parlux stockholder, will receive consideration consisting of shares of Perfumania common stock or a combination of shares of Perfumania common stock and cash.

The enclosed Election Form and Letter of Transmittal is to be used to elect the form of merger consideration you wish to receive and to surrender your Parlux stock certificates.

Because the Merger Agreement provides for certain adjustments to the portion of the consideration that will be paid in Perfumania common stock and cash in certain circumstances, you may not receive consideration in exactly the form you elect. For more information, please see the responses to Questions 7 and 9 and the “The Merger Agreement—Consideration to be Received in the Merger” and “Allocation of Merger Consideration” sections beginning on page 113 of the Proxy Statement/Prospectus.

If you also hold shares of Parlux common stock in “street name” through a brokerage firm, you will receive election instructions from that firm.

2.	How do I complete the Election Form and Letter of Transmittal?

The Election Form and Letter of Transmittal is divided into separate sections. Instructions for completing each section are included in the Election Form and Letter of Transmittal.

When completed, please sign and date the Election Form and Letter of Transmittal and send it to Broadridge in the enclosed envelope along with your Parlux stock certificates or confirmation of book-entry transfer, as applicable, and any required accompanying evidence of authority so that you can make your election to receive Perfumania stock or a mix of stock and cash. Please see the response to Question 14 for important information concerning the transmittal of your Election Form and Letter of Transmittal to Broadridge. Please note that if your shares are held jointly, signatures of all joint owners are required.

If you hold certificate(s) for your shares of Parlux common stock, please return your Parlux stock certificate(s) along with the Election Form and Letter of Transmittal to Broadridge in the enclosed envelope. Do not sign the back of your stock certificates except in those circumstances described in Instruction 7 – “Special Issuance/Payment Instructions” – of the Election Form and Letter of Transmittal.

3.	How do I make an election if I hold Parlux shares through a broker or other nominee?

If you hold shares of Parlux common stock through a broker or other nominee, they must make an election for your shares on your behalf in accordance with your instructions. Please instruct them how to exchange your shares by completing the election instructions you will receive from them. Please contact your broker with any questions.

4.	When is my Election Form and Letter of Transmittal due?

Your Election Form and Letter of Transmittal and your Parlux stock certificate(s) must be received by the Exchange Agent by the election deadline. If you hold your shares through a broker or other nominee, you must return your election instructions to them in time for them to respond by the election deadline. Please refer to the instructions provided by your broker or other nominee.

5.	What happens if I do not submit an Election Form and Letter of Transmittal, miss the Election Deadline, or otherwise fail to make a valid election?

If you do not submit an Election Form and Letter of Transmittal, miss the election deadline, or otherwise fail to make a valid election, you will be deemed to have made a mixed cash and stock election. Holders of shares of Parlux common stock who do not return a validly completed Election Form and Letter of Transmittal will receive from the Exchange Agent another letter of transmittal and instructions for use in surrendering stock certificates in connection with the payment of the mixed cash and stock merger consideration after the merger is completed.

6.	I have received more than one set of identical election and transmittal materials related to the Merger Agreement in connection with the election. Do I need to complete them all?

Yes. If you received more than one set of election and transmittal materials, this means that you own stock in more than one manner or in more than one name. For example, you may have shares registered directly with Parlux; you may own Parlux shares through a third party, such as a trust; or you may own shares in both single and joint names. Each set of election and transmittal materials you receive is specific to the manner in which you hold your shares of Parlux common stock. Failure to properly complete an Election Form and Letter of Transmittal means that no valid election will be made with respect to the shares to which that Election Form and Letter of Transmittal applies and you will be deemed to have made a mixed cash and stock election with respect to such shares.

7.	Under the terms of the Merger Agreement, what will I receive in exchange for my Parlux shares upon completion of the merger?

Parlux stockholders may elect to receive either 0.533333 shares of Perfumania common stock or $4.00 in cash and 0.20 shares of Perfumania common stock in exchange for each Parlux share. Each such amount is subject to adjustment as described in the response to Question 9 below and the “The Merger Agreement – Consideration to be Received in the Merger” and “Allocation of Merger Consideration” sections beginning on page 113 of the Proxy Statement/Prospectus.

For tables that illustrate examples of the value of the merger consideration that Parlux stockholders may receive, depending on the outcome of various stockholders’ elections and other adjustments under the Merger Agreeent, please see the “The Merger – Illustrative Values of the Merger Consideration” section beginning on page 8 of the Proxy Statement/Prospectus.

(Parlux stockholders who don’t make a valid election before the Election Deadline will be deemed to have elected the mixed cash and stock consideration.)

8.	Do I have to make the same election with respect to all of the Parlux shares that I own?

No. You may elect to make a stock election or mixed cash and stock election with respect to each of your shares of Parlux common stock. Please follow the instructions for completing the applicable section of the Election Form and Letter of Transmittal. Make sure you don’t indicate a total of more shares than you own. If you make both a stock election and a mixed cash and stock election with respect to your shares of Parlux common stock and indicate a total number of shares that is more than you own, Perfumania reserves the right to apportion your consideration in its sole discretion. For any shares of Parlux common stock held by you that are not covered by a validly submitted Election Form and Letter of Transmittal, you will be deemed to have made a mixed cash and stock election.

9.	Am I guaranteed to receive what I ask for on the election form?

No. The maximum amount of cash that will be paid is $61,895,288. The maximum amount of Perfumania common stock that will be issued is 5,919,052 shares. Both the cash and stock amounts are subject to adjustments in certain circumstances, as described in the “The Merger Agreement – Consideration to be Received in the Merger” section beginning on page 113 of the Proxy Statement/Prospectus.

The portion of the consideration to be paid in cash or stock will change, based upon stockholder elections and other circumstances. For example, if Parlux stockholders elect, in the aggregate, to receive more shares of Perfumania common stock than are available, which we believe is probable, those holders electing to receive all stock consideration will receive a combination of Perfumania stock and cash in exchange for each share of Parlux stock. The method for calculating the proportions of cash and stock that holders will receive in various situations can be found in the “The Merger Agreement - Allocation of Merger Consideration” section beginning on page 114 of the Proxy Statement/Prospectus.

10.	Will I receive any fractional share of Perfumania common stock?

No. No fractional share of Perfumania common stock will be issued in the merger. Instead, you will be entitled to receive cash, without interest, in an amount equal to $12.00 times the respective fraction of a Perfumania share you would otherwise have been entitled to receive.

11.	How long will it take to receive cash and Perfumania common stock after the effective time of the merger?

If the Exchange Agent receives a valid Election Form and Letter of Transmittal, your Parlux stock certificate(s) or confirmation of book-entry transfer, as applicable, and any required accompanying evidence of authority by the Election Deadline, the cash and Perfumania common stock to which you are entitled will be mailed by the Exchange Agent as soon as practicable after the effective time of the merger. Perfumania common stock will be issued in non-certificated book entry form. You will receive a Direct Registration System® (DRS) distribution statement indicating how many shares you own.

12.	What if I cannot locate my stock certificate(s)?

If your certificate(s) representing shares of Parlux common stock has (have) been lost, stolen, misplaced or mutilated, you should follow Instruction 3 to the Election Form and Letter of Transmittal.

13.	What are the tax consequences associated with each of the election options?

Different tax consequences may be associated with each of the election options. You may refer to the general description of tax consequences under the caption, “Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 110 of the Proxy Statement/Prospectus. However, this is not tax advice. The specific tax consequences to you of the merger will depend on the facts of your own situation. Therefore, you should consult your tax advisor for a full understanding of the tax consequences to you of exchanging your shares of Parlux common stock for Perfumania common stock and cash.

14.	How should I send in my signed documents and stock certificates?

An envelope addressed to the Exchange Agent is enclosed with this package. You may use this envelope to return your Election Form and Letter of Transmittal, your Parlux stock certificates, and any additional documentation that may be required to make your election complete. If you do not have the envelope, you may send the Election Form and Letter of Transmittal and any additional documentation to:

If delivering by mail or courier:	Broadridge Corporate Issuer Solutions, Inc.
Attn: Reorg Department
1981 Marcus Avenue, Suite 100
Lake Success, NY 11042

If by facsimile transmission:	(201) 239-4713
(for eligible institutions only)

If you are mailing stock certificates, we recommend that they be sent (using the return envelope provided) registered mail, properly insured, with return receipt requested. You may instead choose to send your documentation to the Exchange Agent by an overnight delivery service, also properly insured. The amount of insurance that may be purchased from overnight delivery services may be greater than is available if you send the documents by mail. Please do not return any documents to Parlux or Perfumania.

Until your Parlux stock certificates are actually received by the Exchange Agent, delivery is not effected and you bear the risk of loss.

15.	Are there any fees associated with the exchange?

There are no fees associated with the exchange unless you need to replace missing stock certificates or request a check in a name(s) other than your name.

16.	How do I change my address on the Election Form and Letter of Transmittal?

Mark through any incorrect address information that is printed on the front of the Election Form and Letter of Transmittal. Clearly print the correct address in the area beside the printed information. If you would like to receive your merger consideration at a different address than that imprinted on the front of the Election Form and Letter of Transmittal, please complete the box entitled “Special Delivery Instructions” on the Election Form and Letter of Transmittal.

17.	What do I do if:

(a)	I want to change the name on my certificate?

(b)	I want to have my check made payable to someone else?

(c)	The owner or co-owner of the shares is deceased?

Please complete the “Special Issuance/Payment Instructions” in the Election Form and Letter of Transmittal in order to transfer the Perfumania common units or cash to someone else. Among other things, this requires that your signature be guaranteed as described in Instruction 7.

18.	Will Parlux common stock continue to trade until the effective time of the merger?

Yes. Parlux common stock will continue to trade on Nasdaq during the election period and until the effective time of the merger. However, after your Election Form and Letter of Transmittal is submitted to the Exchange Agent, you will not be able to trade your shares of Parlux common stock subject to such form, unless your election is properly revoked as described in the response to Question 19 below. You will continue to own your Parlux shares until the merger is completed.

19.	Can I revoke my election?

Any election may be revoked before the election deadline with respect to all or any portion of the shares of Parlux common stock subject to such election. To revoke an election, a written notice of revocation must (1) specify the name of the stockholder having made the election to be revoked, and (2) be signed by the stockholder in the same manner as the original signature on the Election Form and Letter of Transmittal by which such election was made. A new election may be made by submitting a new Election Form and Letter of Transmittal before the election deadline.

20.	Who do I call if I have additional questions?

You may contact Broadridge at (800) 733-1121.

DELIVERY INSTRUCTIONS

By Mail:

Broadridge Corporate Issuer Solutions

Attn: Reorg Department

1981 Marcus Avenue, Suite 100

Lake Success, NY 11042

By Courier:

Broadridge Corporate Issuer Solutions

Attn: Reorg Department

1981 Marcus Avenue, Suite 100

Lake Success, NY 11042

Form W-9 (Rev. January 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax
classification (required): ☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ---------------------------	☐ Exempt payee
☐ Other (see instructions) ▶
Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to	Social security number

avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.	–	–

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 1-2011)

Form W-9 (Rev. 1-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

        Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 1-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 1-2011)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]

b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]

5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
7. Disregarded entity not owned by an individual	The owner

8. A valid trust, estate, or pension trust	Legal entity [4]

9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11. Partnership or multi-member LLC	The partnership

12. A broker or registered nominee	The broker or nominee

13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

        If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.